UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2008

ALPHA PRO TECH, LTD.

(Exact name of registrant as specified in its charter)

Delaware	01-15725	63-1009183_
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

60 Centurian Drive, Suite 112,
Markham, Ontario	L3R 9R2
Address of principal offices	Zip Code

Registrant’s telephone number including area code: 905-479-0654

Item 7.01 Regulation FD Disclosure.

On July 31, 2008 registrant issued a release announcing that it will be reporting its financial results for the second quarter of 2008 after the close of the market on Wednesday August 6, 2008 and that it will have a conference call regarding its 2008 second quarter at 4:30pm Eastern time on  Wednesday August 6, 2008.

The text of the release is filed herewith as an exhibit to this report on form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1. Release dated July 31, 2008 announcing that registrant will be reporting its financial results for the second quarter of 2008 after the close of the market on Wednesday August 6, 2008 and  that it will have a conference call regarding its 2008 second quarter  at 4:30pm Eastern time on Wednesday August 6, 2008.

Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Pro Tech, Ltd.
(Registrant)

Date August 1, 2008	/s/ Lloyd Hoffman
Lloyd Hoffman
Chief Financial Officer